UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 14, 2003

ADVANCED ENERGY INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525

(Address of principal executive offices)	(Zip Code)

(970) 221-4670

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On May 14, 2003 MKS Instruments, Inc. filed a patent infringement suit against Advanced Energy Industries, Inc. in U.S. District Court in Wilmington, Del. MKS alleges that Advanced Energy’s latest reactive gas generator Xstream infringes on MKS’ U.S. patent 6,150,628 and four additional patents granted to MKS.

     On May 15, 2003 Advanced Energy issued a press release in response to the MKS patent infringement suit and announcing that it had previously filed an action in a Federal Court in Denver for a declaratory ruling of non-infringement in order to permit Advanced Energy to market its Xstream technology. The text of the press release is filed with this Form 8-K as exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit No.	Description

99.1	Press release issued by Advanced Energy Industries, Inc. dated May 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ENERGY INDUSTRIES, INC.

By:	Name: Title:	/s/ Michael El-Hillow Michael El-Hillow Executive Vice President and Chief Financial Officer

Date: May 16, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Advanced Energy Industries, Inc. dated May 15, 2003